Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   5.73%
March, 2000   5.89%
February, 2000   6.04%
January, 2000   5.25%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.81%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83